Exhibit 99.1
CRYSTAL RIVER CAPITAL, INC. 10th Annual Wachovia Global Real Estate Securities Conference December 2006

FORWARD LOOKING STATEMENT Some of the statements contained in this presentation are "forward looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933 that involve risks, uncertainties and assumptions with respect to us, including some statements concerning the transactions described in this presentation, future results, projected sector returns, plans, goals and other events which have not yet occurred. The forward looking statements contained in this presentation involve risks and uncertainties, including statements as to: our future operating results; our business prospects; the general volatility of the securities markets in which we invest and the market price of our common stock; changes in our business strategy; availability, terms and deployment of capital; changes in our industry, interest rates, the debt securities markets or the general economy; increased rates of default and/or decreased recovery rates on our investments; increased prepayments of mortgage and other loans underlying our mortgage-backed or other asset-backed securities; our expected financings and investments; the adequacy of our cash resources and working capital; changes in government regulations, tax rates and similar matters; changes in generally accepted accounting principles by standard-setting bodies; availability, of investment opportunities in real estate-related and other securities; and the degree and nature of our competition. These forward looking statements are based on our current expectations, speak only as of the date of this presentation and are susceptible to a number of risks, uncertainties and other factors. Our actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward looking statements. Many important factors could affect our future results and could cause those results to differ materially from those expressed in the forward looking statements contained in this presentation.

Company Overview Current Market Outlook Portfolio Allocation

Crystal River Capital, Inc. is a diversified mortgage REIT Over $3.7 billion in assets1 Invests along entire real estate spectrum Relative value investment style OVERVIEW 1 As of September 30, 2006 Residential MBS Commercial MBS Commercial Real Estate Alternative Assets

PARTNERSHIP OF LEADING INVESTMENT MANAGERS Hyperion Brookfield Asset Management (over $20 billion in AUM)1 Ranieri & Co. Brookfield Asset Management, Inc. (over $50 billion in AUM)2 RMBS & CMBS Expertise In-Depth Market Knowledge Real Estate, Power and Alternative Asset Expertise 1 As of September 30, 2006 2 As of September 30, 2006; includes Hyperion Brookfield's AUM; AUM refers to net assets advised or sub-advised, target capital and real estate interests managed by Brookfield, its affiliate and subsidiaries

EXPERIENCED ADVISORY TEAM Crystal River's fixed income external manager Over $20 billion in assets under management1 Relative value investment style Extensive experience in managing RMBS, CMBS and CRE related assets Manages range of fixed income strategies, such as: $2.9 billion in CMBS and CRE assets1 $6.1 billion in RMBS and ABS assets1 Wholly owned subsidiary of Brookfield Asset Management 1 As of September 30, 2006; Brookfield's AUM includes direct investments for its own account 2 Includes Hyperion Brookfield's AUM Hyperion Brookfield Asset Management, Inc. Brookfield Asset Management, Inc. Over $50 billion2 in assets under management1 Over 100 years experience in investing and operating in a wide range of industries 80 investment professionals worldwide Manages a range of investment strategies, such as: $17 billion in Real Estate1 $5 billion in Power1 $3 billion in Timber & Infrastructure1 Brookfield Asset Management

DIVERSIFIED INVESTMENT STRATEGY Agency MBS Non-Agency MBS Other ABS CMBS B-Notes/ Mezzanine CRE debt Equity real estate Alternative real estate assets High grade High leverage High yield Low leverage Dynamic Portfolio Management

FINANCIAL HIGHLIGHTS Q2 05 Q3 05 Q4 05 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 7553 10901 12105 12227 13976 16175 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Net Interest Income (in thousands) Q1'06 Q2'06 Q3'06 Q4'05 Q3'05 Q2'05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 4th Qtr East 4897 8395 9514 9462 11240 12891 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Operating Income (in thousands) Q1'06 Q2'06 Q3'06 Q4'05 Q3'05 Q2'05 11.18% 12.76% 11.34% Yield on Equity: 8.65% 10.26% 9.03% Yield on Equity:

DIVIDEND HISTORY Q2'05 Q3'05 Q4'05 Q1'06 Q2'06 Q3'06 East 0.25 0.575 0.725 0.725 0.725 0.6 IPO August 2006

Company Overview Current Market Outlook Portfolio Allocation

CURRENT MARKET OUTLOOK - RESIDENTIAL MBS Residential housing market likely to cause economic slowdown Rate shocks on resetting loans are resulting in higher sub-prime delinquencies We will look for better entry point for sub-prime residential MBS 2004 to 2005 prime borrower vintages are still attractive Barbell approach to maximize returns while mitigating risks AAA AA A BBB BB B NR Focus on Sub-Prime Borrower Focus on Prime Borrower Investment Grade RMBS Below Investment Grade RMBS

CURRENT MARKET OUTLOOK - COMMERCIAL REAL ESTATE Fundamentals remain positive Rental rates continue to increase, while vacancies are declining Structural financings accretive CMBS spreads stable versus sister products CMBS Vacancies by Property Type Source: PPR Research CMBS Delinquencies Source: Lehman Brothers

Company Overview Current Market Outlook Portfolio Allocation

Crystal River's CMBS and CRE allocation exceeds $630 million1 Additional CDS exposure adds to commercial real estate allocation Residential MBS exposure is to higher rated securities PORTFOLIO ALLOCATION CMBS Agency ARMs Real Estate Loans Non-Agency RMBS Other Other East 0.113 0.69 0.038 0.151 0.01 0.006 Asset Allocation Non-Agency RMBS 15% Other 1% Agency ARMs 69% CMBS 11% CRE Loans 4% 1 As of September 30, 2006; unaudited figures, including notional value of credit default swaps CMBS Agency ARMs CRE Loans Non-Agency RMBS Other Other East 0.29 0.33 0.09 0.24 0.05 0.006 Equity Allocation Non-Agency RMBS 24% Other 5% Agency ARMs 33% CMBS 29% CRE Loans 9%

COMMERCIAL MBS & COMMERCIAL REAL ESTATE OVERVIEW Whole loans, B-Notes, Mezzanine loans, land loans and CMBS Highly leveragable, leading to attractive return on equity Additional $90 million in CDS exposure IG-CMBS BIG-CMBS BIG-CRE East 0.35 0.4 0.25 Total CMBS & CRE: $540 million1 Below Investment Grade CMBS 40% CRE 25% 1 As of September 30, 2006; unaudited figures rounded to the nearest $10 million Investment Grade CMBS 35%

RMBS/ABS OVERVIEW Attractive yields per unit of credit risk Attractive financing alternatives Positive convexity IG-RMBS BIG-RMBS ABS East 0.36 0.55 0.08 Total RMBS/ABS: $600 million1 Investment Grade RMBS 36% Below Investment Grade RMBS 56% ABS 8% 1 As of September 30, 2006; unaudited figures rounded to the nearest $10 million

ALTERNATIVE ASSETS High total return potential Portfolio diversification benefits Expect to increase investments as portfolio grows Investment examples: Highvale British Airport Authority ("BAA") Atlas Cold Storage Principal Balance: $17,293,557 Income Earned: $2,417,757 ROE: 14.0% Investment Example: Atlas Cold Storage

AGENCY MBS OVERVIEW Agency ARMs facilitate ramp-up and satisfy regulatory requirements Flexible allocation; large, liquid market Conservative hedging policy minimizes interest rate risk 5/1 Hybrid Adjustable 3/1 Hybrid Adjustable East 0.77 0.23 Total Agency MBS: $2.4 billion1 5/1 Hybrid ARMs 77% 3/1 Hybrid ARMs 23% 1 As of September 30, 2006; unaudited figures

Remain focused on CRE opportunities Plan for re-entry into residential credit MBS sector in mid-2007 Look for opportunistic infrastructure and real estate investments Continue CDO issuance to secure term financing Procure additional funding sources PORTFOLIO STRATEGY

CURRENT PORTFOLIO ARMs RMBS CMBS CRE Debt Alternative Assets ABS Blended Equity Allocation (%) 30 - 35 20 - 25 25 - 30 5 - 10 0 - 5 1 - 3 100 Asset Allocation (%) 63 - 68 13 - 17 10 - 15 0 - 4 0 - 4 1 - 3 100 Asset Return (%) 4.9 - 5.1 8.75 - 9.25 7.0 - 7.5 8.75 - 9.25 7.25 - 13.0 7 - 8 5.75 - 6.25 Leverage (Debt/Equity) 11 - 13x 2 - 4x 1 - 3x 0 - 1x 1 - 10x 5 - 7x 4.5 - 6.5x Projected Sector Return (%) 8.25 - 8.5 19.0 - 19.5 13.5 - 14.0 10.0 - 10.25 15.25 - 15.75 18.0 - 18.5 12.5 - 13.5 As of September 30, 2006

TARGET PORTFOLIO ARMs RMBS CRE Whole Loans & Equity CMBS High Yield CRE Debt Alternative Assets ABS Blended Equity Allocation (%) 15 - 20 20 - 25 15 - 20 25 - 30 5 - 10 0 - 5 1 - 3 100 Asset Allocation (%) 30 - 35 13 - 17 30 - 35 10 - 15 0 - 4 0 - 4 1 - 3 100 Asset Return (%) 4.9 - 5.4 8.5 - 9.5 5.0 - 7.0 6.0 - 8.0 8.0 - 10.0 7.25 - 16.0 7 - 8 6.25 - 7.0 Leverage (Debt/Equity) 11 - 13x 2 - 4x 5 - 8x 1 - 3x 0 - 3x 0 - 10x 5 - 7x 5 - 7x Projected Sector Return (%) 8.25 - 8.5 15.0 - 20.0 9.0 - 11.0 12.0 - 15.0 12.0 - 15.0 12.0 - 15.0 15.0 - 18.0 13.5 - 14.5 Assumptions based on current market conditions

Diversified, multi-sector investment strategy Opportunistic investments in niche sectors Leading investment managers with outstanding track record WHAT SETS US APART

CONTACT Marion Hayes Assistant Vice President, Investor Relations Crystal River Capital, Inc. Three World Financial Center 200 Vesey Street, 10th Floor New York, NY 10281-1010 Direct: 212.549.8413 mhayes@crystalriverreit.com For additional information, please contact: